FirstUnited

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$221,000.00	04-28-2020	04-28-2022				MDL	
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.							

Borrower: Reliant Custom Homes, Inc., a Texas corporation
12343 Hymeadow Dr., Suite 3A
Austin, TX 78750

Lender: First United Bank and Trust Co
Marble Falls Community Bank
418 N Hwy 281
Marble Falls, TX 78654

Principal Amount: $221,000.00 **Date of Agreement: April 26, 2022**

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory note dated 04/28/2020 in the principal amount of $221,000.00 with the maturity date of 04/28/2022. Current principal balance of $0.00.

DESCRIPTION OF CHANGE IN TERMS. It is agreed by and between Borrower and Lender that the maturity date of 04-28-2022 will be modified and extended to be due 10-28-2022, the new maturity date. In addition, Borrower agrees to continue monthly interest payments until new maturity date. Next payment due 04/28/2022.

Fees: Collect $30.00 Recording Fee

Release of Claims. Borrower hereby RELEASES, RELINQUISHES and forever DISCHARGES Lender, its agents, officers, directors, employees and representatives of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Borrower may have against Lender, its agents, officers, directors, employees and representatives arising out of or with respect to any and all transactions relating to the Note and the Security Documents occurring prior to the date hereof.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

RELIANT CUSTOM HOMES, INC., A TEXAS CORPORATION

By: ______________________________
Elijah May, President of Reliant Custom Homes, Inc., a Texas corporation

LENDER:

EXTENSION OF REAL ESTATE NOTE AND LIEN

RECORDATION REQUESTED BY:
First United Bank and Trust Co
Marble Falls Community Bank
418 N Hwy 281
Marble Falls, TX 78654

WHEN RECORDED MAIL TO:
First United Bank and Trust Co
Marble Falls Community Bank
418 N Hwy 281
Marble Falls, TX 78654

SEND TAX NOTICES TO:
Reliant Custom Homes, Inc., a Texas corporation
12343 Hymeadow Dr., Suite 3A
Austin, TX 78750

SPACE ABOVE THIS LINE IS FOR RECORDER'S USE ONLY

THIS EXTENSION OF REAL ESTATE NOTE AND LIEN dated April 26, 2022, is made and executed between Reliant Custom Homes, Inc., a Texas corporation; 12343 Hymeadow Dr., Suite 3A; Austin, TX 78750 ("Grantor") and First United Bank and Trust Co ("Lender").

NOTE. Grantor has executed the following described Promissory Note payable to the order of Lender (the "Indebtedness"):

Promissory note dated 04-28-2020 in the principal amount of $221,000.00 with the maturity date of 04-28-2022. Current principal balance of $0.00.

LIEN. To secure the Indebtedness, Grantor has previously conveyed in trust for the benefit of Lender, certain Real Property pursuant to a Deed of Trust dated April 28, 2020 delivered to Lender's trustee, creating a lien upon the Real Property in favor of Lender (hereinafter referred to as the "Lien") and recorded in the real property records of Travis County, State of Texas as follows:

Deed of Trust dated 04-28-2020 and recorded under Document No. 2020068182 of the Official Public Records of Travis County, Texas.

Extension of Real Estate Note and Lien dated 03/28/2021 and recorded under Document No. 2021094745 of the Official Public Records of Travis County, Texas.

Extension of Real Estate Note and Lien dated 11/01/2021 and recorded under Document No. 2021255525 of the Official Public Records of Travis County, Texas.

REAL PROPERTY DESCRIPTION. The Lien covers the following described real property located in Travis County, State of Texas:

TRACT 1:
Lot 32212, HIGHLAND LAKE ESTATES, SECTION 32, according to the map or plat thereof, recorded in Volume 68, Page 9, Plat Records, Travis County, Texas.

TRACT 2:
Being a 0.053 acre tract of land, more or less, out of that strip of land out of the L.W. Simpson Survey No. 610, aka unplatted land called Tract "H32.3", same property described in Warranty Deed as recorded in Document No. 2003204418 and in Special Warranty Deed recorded in Document No. 2009035253, Official Public Records, Travis County, Texas, and being more particularly described by metes and bounds in Exhibit "A" attached hereto.

The Real Property or its address is commonly known as 21002 Newhaven Cove, Lago Vista, TX 78645.

EXTENSION OR MODIFICATION. Grantor and Lender hereby extend or otherwise modify the Note and the Lien as follows:

It is agreed by and between Borrower and Lender that the maturity date of 04-28-2022 will be modified and extended to be due 10-28-2022, the new maturity date. In addition, Borrower agrees to continue monthly interest payments until new maturity date. Next payment due 04/28/2022.

Release of Claims. Borrower hereby RELEASES, RELINQUISHES and forever DISCHARGES Lender, its agents, officers, directors, employees and representatives of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Borrower may have against Lender, its agents, officers, directors, employees and representatives arising out of or with respect to any and all transactions relating to the Note and the Security Documents occurring prior to the date hereof.

CONTINUING VALIDITY. Except as expressly modified in this Extension Agreement, the terms of the original Lien and Note shall remain unchanged and in full force and effect until the Indebtedness has been paid. Consent by Lender to this Extension Agreement does not waive Lender's right to require strict performance of the Lien and Note as changed in this Extension Agreement or obligate Lender to make any future modifications. Nothing in this Extension Agreement shall constitute a satisfaction of the Lien and Note or other credit agreement secured by the Lien. It is the intention of Lender to retain as liable all parties to the Lien and all parties, makers and endorsers to the Note, including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, shall not be released by virtue of this Extension Agreement. If any person who signed the original Lien or Note does not sign this Extension Agreement, then all persons signing below acknowledge that this Extension Agreement is given conditionally, based on the representation to Lender that the non-signing person consents to the changes and provisions of this Extension Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension or modification, but also to all such subsequent extensions and modifications.

EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS EXTENSION OF REAL ESTATE NOTE AND LIEN, AND EACH AGREES TO ITS TERMS.

GRANTOR:

RELIANT CUSTOM HOMES, INC., A TEXAS CORPORATION

By: ______________________
Elijah May, President of Reliant Custom Homes, Inc., a Texas corporation

LENDER:

FIRST UNITED BANK AND TRUST CO

X Melody Landolt
Authorized Officer

CORPORATE ACKNOWLEDGMENT

STATE OF Texas)
) SS
COUNTY OF Williamson)

This instrument was acknowledged before me on April 28, 20 22 by Elijah May, President of Reliant Custom Homes, Inc., a Texas corporation a Texas corporation, on behalf of said corporation.

BOBBIE JEAN SANCHEZ
NOTARY PUBLIC - STATE OF TEXAS
ID # 13094366-2
My Commission Expires 12/29/2024

Notary Public, State of Texas

LENDER ACKNOWLEDGMENT

STATE OF Texas)
) SS
COUNTY OF Burnet)

This instrument was acknowledged before me this 2nd day of May, 20 22 by Melody Landolt as VP of First United Bank and Trust Co.

WENDRA PHILLIPS
Notary ID #11342282
My Commission Expires
January 24, 2023

Wendra Phillips
Notary Public, State of Texas